UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen

Closed-End Funds

JTD	Nuveen Tax-Advantaged Dividend Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen, LLC: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM). David S. Park, CFA, and David A, Chalupnik, CFA serve as portfolio managers for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. David A. Friar and Jody I. Hrazanek oversee the call option program from NAM.

On June 10, 2019, James Boothe was removed as portfolio manager for the Santa Barbara dividend-growth equity strategy and David S. Park, CFA, and David A, Chalupnik, CFA were added as portfolio managers.

Here the team discusses their management strategies and the Fund’s performance for the six-month reporting period ended June 30, 2019.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2019?

The Fund invests primarily in dividend paying common stocks of mid to large cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid to large cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund’s portfolio, the Fund maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500®. The Fund achieved this by focusing on high quality companies that are growing their dividends.

The fixed-income portion of the Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The Fund also wrote call options on various indexes, led by the NAM team, with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund may relinquish some of the upside potential of its equity portfolio.

How did the Fund perform during this six-month reporting period ended June 30, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ending June 30, 2019, the Fund’s common shares at NAV outperformed the S&P 500® and its Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, stock selection effects were the primary driver of performance. These effects were seen most prominently in the producer durables, materials & processing and consumer staples sectors. However, these gains were negated by holdings in the consumer discretionary, financial services and utilities sectors.

Individual holdings that contributed to performance included producer durable holdings Honeywell International Inc. The company reported stronger than expected first quarter 2019 sales growth. Full-year guidance was subsequently raised to a range of 3% to 6%. All segments of the company reported solid performance in the first quarter 2019, with continued growth in aerospace and supported by growth from process, materials and technologies (PMT). Technology sector holdings Microsoft Corporation also contributed to performance. The company reported double-digit quarterly revenue and earnings per share growth due to strength within its Commercial Cloud, Azure, Surface and Gaming businesses. Microsoft continues to see strong growth in its cloud products and recently announced contract wins with Walgreens, Walmart and Albertsons. Producer durable holding Accenture PLC further contributed to performance. The consulting and technology services company reported earnings and revenue above expectations while also increasing its full year earnings per share forecast. Strong growth in its digital, security and cloud businesses are growing and now comprise over 60% of total revenue.

Individual holdings that detracted from performance included telecommunications sector holding Vodafone Group PLC. The stock has lagged due to uncertainties surrounding the pending approval to acquire certain assets from Liberty Global and the company’s future growth profile. Additionally, Vodafone has faced competitive pressure and price cuts in several key markets over the last year. Also detracting from performance was financial services holding Swedbank AB. Swedish media outlets claimed the bank could have been involved in suspicious money laundering transactions in the last decade. Following the reports, multiple regulatory entities initiated investigations, while the company publicly stated they did not have hold any “non-resident” accounts. During the reporting period, Santa Barbara closed the position. Lastly, health care holding Pfizer Inc. further detracted from performance. Underperformance was driven by strong demand for stocks that underperformed, relative to the S&P 500®, in the fourth quarter of 2018, a period when Pfizer outperformed the S&P 500®. During 2018, the company benefited from managing losses of exclusivity for legacy drugs and the renewed enthusiasm in the company’s pipeline, both of which led to substantial price-to-earnings multiple expansion. During the reporting period, Santa Barbara sold the position.

NWQ

For the preferred portion managed by NWQ, NWQ’s industry holdings all positively contributed to performance on an absolute basis, with the insurance, utilities and real estate holdings contributing the most to performance for the reporting period. NWQ’s preferred, high yield, equity and investment grade bond holdings all contributed to performance as well.

Several individual positions contributed to performance, including the preferred stocks of General Electric Company (GE), Citigroup Inc. and Bank of America Corp. General Electric Company preferred stock was a top contributor to performance. Spreads of the GE preferred tightened significantly during the reporting period as management monetized a portion of its Wabtec Corporation stake and announced the sale of BioPharma to Danaher, as it continued to execute its deleveraging plan.

During the reporting period, financials and banking preferred stocks performed well as the industry experienced a strong rebound. In particular, Bank of America reported impressive results, continuing its ability to deliver strong and improving fundamentals and credit profile. The bank has successfully transformed its operating profile and balance sheet. As a result, Bank of America’s credits spreads tightened and were more in-line with that of JPMorgan and Wells Fargo. Lastly, Citigroup Inc. 6.25% fixed-to-floating rate preferred rallied during the reporting period.

Only two holdings detracted from performance, including the preferred stock of PartnerRe Ltd. Given the decline in interest rates, PartnerRe preferred stock detracted from performance as the shorter duration of the preferred limited its upside potential. We continue to hold PartnerRe preferred stock. Also detracting from performance were the preferred shares of Federal Agricultural Mortgage Corp., which were redeemed by the issuer during the reporting period.

NAM

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, stock market volatility measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), eased from highs around 20 at the start of the reporting period, steadily declined until April 2019, but spiked again in May and June 2019. As a result, the Fund maintained an overwrite percentage during most of the reporting period averaging around 23%. NAM utilized Russell 2000® Index options. Unlike other indexes, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index which contributed to performance. However, the strategy overall detracted from performance as the writing of index call options limited equity market participation, as expected given that the market advanced at an above-average rate during a majority of the first half of 2019.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of June 30, 2019, the Fund’s percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	29.87%
Regulatory Leverage*	29.87%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
$104,500,000	$—	$—	$104,500,000	$104,500,000	$—	$—	$104,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2019, the date of the distribution data included within the Fund’s most recent distribution notice at the time the report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2019

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
6/2007	$0.3100	$0.1033	$0.0385	$0.7108	$4.3544	7.64%	1.19%	5.86%	13.25%	3.82%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2019

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.3100	38.2%	61.8%	0.0%	$0.6200	$0.2366	$0.3834	$ —

[1]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]	Includes the most recent quarterly distribution declaration.

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTD
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,450,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common share NAV	$16.94
Common share price	$16.62
Premium/(Discount) to NAV	(1.89)%
6-month average premium/(discount) to NAV	(3.76)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD.

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTD at Common Share NAV	20.44%	7.34%	6.80%	12.47%
JTD at Common Share Price	28.78%	9.35%	8.98%	15.06%
Blended Index	14.72%	7.88%	8.48%	11.78%
S&P 500® Index	18.54%	10.42%	10.71%	14.70%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	108.9%
$1,000 Par (or similar) Institutional Preferred	14.6%
$25 Par (or similar) Retail Preferred	12.5%
Corporate Bonds	2.9%
Convertible Preferred Securities	2.2%
Convertible Bonds	0.2%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings	142.6%
Borrowings	(42.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	1.9%
BBB	48.0%
BB or Lower	39.6%
N/R (not rated)	10.5%
Total	100%

Portfolio Composition

(% of total investments)

Banks	16.5%
Oil, Gas & Consumable Fuels	6.1%
Electric Utilities	4.6%
Capital Markets	4.3%
Software	4.1%
IT Services	3.8%
Pharmaceuticals	3.5%
Food Products	3.4%
Media	3.1%
Diversified Telecommunication Services	3.0%
Insurance	2.9%
Aerospace & Defense	2.9%
Industrial Conglomerates	2.7%
Containers & Packaging	2.6%
Beverages	2.5%
Wireless Telecommunication Services	2.2%
Specialty Retail	1.9%
Household Products	1.9%
Health Care Providers & Services	1.8%
Health Care Equipment & Supplies	1.7%
Hotels, Restaurants & Leisure	1.7%
Chemicals	1.7%
Other	19.2%
Repurchase Agreements	1.9%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Co	3.5%
Honeywell International Inc	2.4%
NextEra Energy Inc	2.4%
Microsoft Corp	2.3%
Fidelity National Information Services Inc	2.3%

Country Allocation1

(% of total investments)

United States	66.5%
United Kingdom	9.2%
France	5.6%
Japan	4.1%
Canada	3.6%
Germany	2.7%
Netherlands	1.9%
Spain	1.6%
China	1.4%
Hong Kong	1.2%
Other	2.2%
Total	100%

1	Includes 1.80% (as percentage of total investments) in emerging market countries.

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JTD; at this meeting the shareholders were asked to elect Board Members.

JTD
Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	13,068,437
Withhold	442,313
Total	13,510,750
Carole E. Stone
For	13,065,433
Withhold	445,317
Total	13,510,750
Margaret L. Wolff
For	13,076,601
Withhold	434,149
Total	13,510,750
William C. Hunter
For	13,057,948
Withhold	452,802
Total	13,510,750

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.3% (98.1% of Total Investments)

	COMMON STOCKS – 108.9% (75.7% of Total Investments)

	Aerospace & Defense – 4.1%

16,760	Lockheed Martin Corp	$6,092,930
110,873	Safran SA, ADR, (2)	4,049,082
	Total Aerospace & Defense	10,142,012

	Automobiles – 1.1%

	Automobiles
202,865	Daimler AG, ADR, (2)	2,819,823

	Banks – 11.3%

63,538	BOC Hong Kong Holdings Ltd, Sponsored ADR, (2)	4,981,379
83,342	JPMorgan Chase & Co	9,317,636
1,223,526	Lloyds Banking Group PLC, ADR	3,474,814
29,990	PNC Financial Services Group Inc, (3)	4,117,027
98,557	Toronto-Dominion Bank/The, (3)	5,751,786
	Total Banks	27,642,642

	Beverages – 3.7%

61,831	Heineken NV, Sponsored ADR, (2)	3,445,842
42,344	PepsiCo Inc, (4)	5,552,569
	Total Beverages	8,998,411

	Biotechnology – 0.7%

83,398	Grifols SA, ADR	1,759,698

	Capital Markets – 3.4%

10,532	BlackRock Inc, (4)	4,942,668
37,231	Macquarie Group Ltd, ADR, (2)	3,276,045
	Total Capital Markets	8,218,713

	Chemicals – 2.3%

105,464	Koninklijke DSM NV, Sponsored ADR, (2)	3,255,779
11,239	Linde PLC	2,256,791
	Total Chemicals	5,512,570

	Containers & Packaging – 3.6%

351,956	Amcor PLC, (5)	4,043,974
49,900	Packaging Corp of America, (4)	4,756,468
	Total Containers & Packaging	8,800,442

	Diversified Financial Services – 1.4%

46,978	ORIX Corp, Sponsored ADR	3,517,713

	Diversified Telecommunication Services – 4.0%

166,862	AT&T Inc, (4)	5,591,546
268,016	HKT Trust & HKT Ltd, ADR, (2)	4,253,950
	Total Diversified Telecommunication Services	9,845,496

	Electric Utilities – 5.3%

33,151	NextEra Energy Inc, (4)	6,791,314
366,447	Red Electrica Corp SA, ADR, (2)	3,805,735

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Electric Utilities (continued)

171,195	SSE PLC, Sponsored ADR, (2)	$2,448,088
	Total Electric Utilities	13,045,137

	Electronic Equipment, Instruments & Components – 1.5%

55,054	Alps Alpine Co Ltd, ADR, (2)	1,855,914
33,241	Hexagon AB, ADR, (2)	1,847,239
	Total Electronic Equipment, Instruments & Components	3,703,153

	Entertainment – 1.1%

19,498	Walt Disney Co, (3)	2,722,701

	Food Products – 2.6%

380,395	Danone SA, Sponsored ADR, (2)	6,440,087

	Health Care Equipment & Supplies – 2.5%

24,456	Becton Dickinson and Co, (3), (4)	6,163,157

	Health Care Providers & Services – 2.6%

25,899	UnitedHealth Group Inc, (4)	6,319,615

	Hotels, Restaurants & Leisure – 2.4%

46,568	Carnival Corp, (3)	2,167,740
158,250	Compass Group PLC, Sponsored ADR, (2)	3,791,670
	Total Hotels, Restaurants & Leisure	5,959,410

	Household Products – 2.7%

38,182	Colgate-Palmolive Co, (3), (4)	2,736,504
245,045	Reckitt Benckiser Group PLC, Sponsored ADR, (2)	3,891,315
	Total Household Products	6,627,819

	Industrial Conglomerates – 3.4%

47,207	Honeywell International Inc, (4)	8,241,870

	IT Services – 5.4%

29,762	Accenture PLC, (3), (4)	5,499,125
63,888	Fidelity National Information Services Inc, (4)	7,837,780
	Total IT Services	13,336,905

	Machinery – 1.4%

27,452	Ingersoll-Rand PLC, (4)	3,477,345

	Media – 3.8%

178,645	Comcast Corp, Class A, (3)	7,553,111
27,065	WPP PLC, Sponsored ADR	1,702,659
	Total Media	9,255,770

	Oil, Gas & Consumable Fuels – 8.2%

46,499	Chevron Corp, (4)	5,786,336
102,301	Enbridge Inc, (4)	3,691,020
52,314	Phillips 66, (4)	4,893,452
100,480	TOTAL SA, Sponsored ADR	5,605,779
	Total Oil, Gas & Consumable Fuels	19,976,587

	Personal Products – 1.5%

57,905	Unilever PLC, Sponsored ADR, (4)	3,588,373

	Pharmaceuticals – 5.1%

20,690	Allergan PLC, (4)	3,464,127
38,489	Johnson & Johnson, (4)	5,360,748

Shares	Description (1)				Value

	Pharmaceuticals (continued)

83,741	Sanofi, ADR				$3,623,473
	Total Pharmaceuticals				12,448,348

	Professional Services – 1.4%

116,072	Experian PLC, Sponsored ADR, (2)				3,527,428

	Real Estate Management & Development – 1.3%

619,764	CapitaLand Ltd, Sponsored ADR, (2)				3,234,052

	Road & Rail – 2.2%

31,961	Union Pacific Corp, (3), (4)				5,404,925

	Semiconductors & Semiconductor Equipment – 1.9%

39,636	Texas Instruments Inc, (3)				4,548,627

	Software – 5.9%

58,882	Microsoft Corp, (3), (4)				7,887,833
48,758	SAP SE, Sponsored ADR				6,670,094
	Total Software				14,557,927

	Specialty Retail – 2.5%

60,609	Lowe’s Cos Inc, (4)				6,116,054

	Technology Hardware, Storage & Peripherals – 1.6%

19,506	Apple Inc, (4)				3,860,627

	Tobacco – 2.1%

66,052	Philip Morris International Inc, (3)				5,187,064

	Trading Companies & Distributors – 2.2%

142,088	ITOCHU Corp, ADR, (2), (4)				5,434,795

	Wireless Telecommunication Services – 2.7%

284,684	KDDI Corp, ADR, (2)				3,618,334
190,080	Vodafone Group PLC, Sponsored ADR				3,104,006
	Total Wireless Telecommunication Services				6,722,340
	Total Common Stocks (cost $191,191,935)				267,157,636

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.6% (10.1% of Total Investments)

	Automobiles – 0.3%

870	General Motors Financial Co Inc	6.500%	N/A (7)	BB+	$835,200

	Banks – 7.7%

170	Bank of America Corp	6.300%	N/A (7)	BBB–	189,771
1,850	Bank of America Corp	6.500%	N/A (7)	BBB–	2,050,484
1,700	CIT Group Inc	5.800%	N/A (7)	Ba3	1,710,625
1,775	Citigroup Inc	6.250%	N/A (7)	BB+	1,949,465
875	Citigroup Inc	5.800%	N/A (7)	BB+	877,187
925	Citizens Financial Group Inc	5.500%	N/A (7)	BB+	925,000
275	CoBank ACB	6.250%	N/A (7)	BBB+	289,437
850	Huntington Bancshares Inc/OH	5.700%	N/A (7)	Baa3	854,250
1,925	JPMorgan Chase & Co	6.750%	N/A (7)	Baa2	2,127,568
592	JPMorgan Chase & Co	6.053%	N/A (7)	Baa2	590,704
125	JPMorgan Chase & Co	6.100%	N/A (7)	Baa2	134,665
625	Lloyds Bank PLC, 144A	12.000%	N/A (7)	Baa3	759,375
975	M&T Bank Corp	6.450%	N/A (7)	Baa2	1,053,000
1,575	PNC Financial Services Group Inc	6.750%	N/A (7)	Baa2	1,680,997

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Banks (continued)

825	SunTrust Banks Inc	5.625%	N/A (7)	Baa3	$829,950
1,600	Wells Fargo & Co	5.875%	N/A (7)	Baa2	1,739,264
1,150	Zions Bancorp NA	7.200%	N/A (7)	BB+	1,196,000
17,812	Total Banks				18,957,742

	Capital Markets – 0.6%

500	Goldman Sachs Group Inc	5.300%	N/A (7)	Ba1	522,850
850	Morgan Stanley	5.550%	N/A (7)	BB+	859,350
1,350	Total Capital Markets				1,382,200

	Consumer Finance – 0.8%

845	Capital One Financial Corp	5.550%	N/A (7)	Baa3	857,312
1,275	Discover Financial Services	5.500%	N/A (7)	Ba2	1,236,750
2,120	Total Consumer Finance				2,094,062

	Diversified Financial Services – 0.3%

675	Voya Financial Inc	6.125%	N/A (7)	BBB–	712,125

	Electric Utilities – 0.7%

1,610	Emera Inc	6.750%	6/15/76	BBB–	1,725,856

	Food Products – 1.3%

2,600	Land O’ Lakes Inc, 144A	8.000%	N/A (7)	BB	2,671,500
125	Land O’ Lakes Inc, 144A	7.000%	N/A (7)	BB	118,516
400	Land O’ Lakes Inc, 144A	7.250%	N/A (7)	BB	390,000
3,125	Total Food Products				3,180,016

	Industrial Conglomerates – 0.6%

1,439	General Electric Co	5.000%	N/A (7)	BBB–	1,380,375

	Insurance – 1.8%

895	Liberty Mutual Group Inc, 144A	7.800%	3/15/37	Baa3	1,127,700
1,000	MetLife Inc	10.750%	8/01/39	BBB	1,585,000
1,000	Nationwide Financial Services Inc	6.750%	5/15/37	Baa2	1,110,000
500	Progressive Corp/The	5.375%	N/A (7)	BBB+	513,775
3,395	Total Insurance				4,336,475

	Oil, Gas & Consumable Fuels – 0.3%

625	Transcanada Trust	5.875%	8/15/76	BBB	641,500

	U.S. Agency – 0.2%

525	Farm Credit Bank of Texas, 144A	6.200%	N/A (7)	BBB	548,681
33,546	Total $1,000 Par (or similar) Institutional Preferred (cost $34,038,883)				35,794,232

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 12.5% (8.7% of Total Investments)

	Banks – 3.9%

30,400	Citigroup Inc	7.125%		BB+	$839,040
8,700	CoBank ACB, 144A, (2)	6.250%		BBB+	906,975
2,209	CoBank ACB, (2)	6.125%		BBB+	227,527
29,100	Fifth Third Bancorp	6.625%		Baa3	801,705
31,776	FNB Corp/PA	7.250%		Ba2	910,382
32,000	Huntington Bancshares Inc/OH	6.250%		Baa3	828,480
32,975	KeyCorp	6.125%		Baa3	917,035
25,700	People’s United Financial Inc	5.625%		BB+	667,943
44,787	Regions Financial Corp	6.375%		BB+	1,225,820
56,493	US Bancorp	6.500%		A3	1,514,012

Shares	Description (1)	Coupon	Ratings (6)	Value

	Banks (continued)

25,108	Western Alliance Bancorp	6.250%	N/R	$654,566
	Total Banks			9,493,485

	Capital Markets – 2.3%

7,065	Apollo Investment Corp	6.875%	BBB–	181,571
11,100	B Riley Financial Inc	7.500%	N/R	283,827
5,712	B Riley Financial Inc	7.250%	N/R	143,028
50,579	Charles Schwab Corp/The	6.000%	BBB	1,318,089
15,175	Cowen Inc	7.350%	N/R	387,418
37,105	Ladenburg Thalmann Financial Services Inc	8.000%	N/R	900,909
48,535	Morgan Stanley	7.125%	BB+	1,351,214
10,462	Oaktree Specialty Lending Corp	6.125%	N/R	263,642
31,470	Stifel Financial Corp	6.250%	BB–	817,591
	Total Capital Markets			5,647,289

	Consumer Finance – 0.8%

31,035	Capital One Financial Corp	6.700%	Baa3	790,461
49,015	GMAC Capital Trust I	8.303%	B1	1,280,762
	Total Consumer Finance			2,071,223

	Diversified Telecommunication Services – 0.3%

31,450	Qwest Corp	6.875%	BBB–	801,975

	Equity Real Estate Investment Trust – 0.2%

15,951	Digital Realty Trust Inc	6.625%	Baa3	438,493

	Food Products – 1.0%

550	CHS Inc	7.875%	N/R	14,878
39,675	CHS Inc	7.100%	N/R	1,041,469
58,065	CHS Inc	6.750%	N/R	1,499,819
	Total Food Products			2,556,166

	Insurance – 2.5%

32,616	Argo Group US Inc	6.500%	BBB–	835,622
32,500	Athene Holding Ltd	6.350%	BBB–	858,000
32,400	Enstar Group Ltd	7.000%	BB+	833,328
19,650	Hartford Financial Services Group Inc/The	7.875%	Baa2	547,842
26,438	Kemper Corp	7.375%	Ba1	665,709
24,434	National General Holdings Corp	7.500%	N/R	594,968
9,191	National General Holdings Corp	7.500%	N/R	224,168
3,774	PartnerRe Ltd	7.250%	BBB	99,747
15,875	Reinsurance Group of America Inc	6.200%	BBB+	421,958
17,424	Reinsurance Group of America Inc	5.750%	BBB+	475,675
16,500	Torchmark Corp	6.125%	BBB+	438,075
	Total Insurance			5,995,092

	Mortgage Real Estate Investment Trust – 0.1%

10,028	MFA Financial Inc	8.000%	N/R	260,227

	Multi-Utilities – 0.3%

32,500	Algonquin Power & Utilities Corp	6.200%	BB+	837,850

	Thrifts & Mortgage Finance – 0.4%

33,900	New York Community Bancorp Inc	6.375%	Ba1	867,162

	U.S. Agency – 0.2%

4,750	Farm Credit Bank of Texas, 144A, (2)	6.750%	Baa1	503,500

	Wireless Telecommunication Services – 0.5%

44,625	United States Cellular Corp	7.250%	Ba1	1,171,852
	Total $25 Par (or similar) Retail Preferred (cost $29,295,987)			30,644,314

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 2.9% (2.0% of Total Investments)

	Banks – 0.1%

$305	Ally Financial Inc	8.000%	3/15/20	BB+	$315,294

	Chemicals – 0.1%

325	CVR Partners LP / CVR Nitrogen Finance Corp, 144A	9.250%	6/15/23	B+	339,853

	Consumer Finance – 0.3%

750	Navient Corp	8.000%	3/25/20	BB	776,250

	Containers & Packaging – 0.2%

400	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	445,620

	Entertainment – 0.5%

1,157	Liberty Interactive LLC	8.500%	7/15/29	BB	1,174,355

	Machinery – 0.2%

400	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	420,500

	Media – 0.6%

250	Altice Financing SA, 144A	7.500%	5/15/26	B+	251,275
425	DISH DBS Corp	7.750%	7/01/26	BB–	416,500
575	Viacom Inc	6.875%	4/30/36	BBB	727,992
1,250	Total Media				1,395,767

	Metals & Mining – 0.1%

225	ArcelorMittal	7.000%	10/15/39	BBB–	266,758

	Oil, Gas & Consumable Fuels – 0.4%

900	Enviva Partners LP / Enviva Partners Finance Corp	8.500%	11/01/21	BB–	936,000

	Semiconductors & Semiconductor Equipment – 0.1%

400	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	397,540

	Specialty Retail – 0.3%

825	L Brands Inc	6.875%	11/01/35	Ba1	733,722
$6,937	Total Corporate Bonds (cost $7,172,596)				7,201,659

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.2% (1.5% of Total Investments)

	Banks – 0.7%

975	Bank of America Corp	7.250%		BBB–	$1,337,700
325	Wells Fargo & Co	7.500%		Baa2	443,365
	Total Banks				1,781,065

	Electric Utilities – 0.6%

21,900	NextEra Energy Inc	6.123%		BBB	1,421,967

	Independent Power & Renewable Electricity Producers – 0.3%

8,100	Vistra Energy Corp	7.000%		N/R	749,817

	Multi-Utilities – 0.6%

11,700	Sempra Energy	6.750%		N/R	1,298,934
	Total Convertible Preferred Securities (cost $4,831,213)				5,251,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2%

$672	Liberty Interactive LLC	4.000%	11/15/29	BB	$472,882
$672	Total Convertible Bonds (cost $455,700)				472,882
	Total Long-Term Investments (cost $266,986,314)				346,522,506

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.7% (1.9% of Total Investments)

	REPURCHASE AGREEMENTS – 2.7% (1.9% of Total Investments)

$6,679	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $6,679,452, collateralized by: $1,535,000 U.S. Treasury Notes, 1.500%, due 8/15/26, value $1,503,209; $5,365,000 U.S. Treasury Notes 1.625%, due 2/15/26, value $5,314,827	1.200%	7/01/19		$6,678,784
	Total Short-Term Investments (cost $6,678,784)				6,678,784
	Total Investments (cost $273,665,098) – 144.0%				353,201,290
	Borrowings – (42.6)% (8), (9)				(104,500,000)
	Other Assets Less Liabilities – (1.4)% (10)				(3,394,134)
	Net Assets Applicable to Common Shares – 100%				$245,307,156

Investments in Derivatives

Options Written

Description (11)	Type	Number of Contracts	Notional Amount (12)	Exercise Price	Expiration Date	Value
Russell 2000® Index	Call	(375)	$(60,000,000)	$1,600	7/19/19	$(406,875)
Russell 2000® Index	Call	(325)	(51,187,500)	1,575	7/19/19	(706,875)
Total Options Written (premiums received $817,123)		(700)	$(111,187,500)			$(1,113,750)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$52,500,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(1,369,790)	$(1,369,790)

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $92,648,322.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Borrowings as a percentage of Total Investments is 29.6%.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $216,429,513 have been pledged as collateral for borrowings.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options presented on the Statement of Assets and Liabilities.

(11)	Exchange-traded, unless otherwise noted.

(12)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets
Long-term investments, at value (cost $266,986,314)	$346,522,506
Short-term investments, at value (cost approximates value)	6,678,784
Receivable for:
Dividends	828,209
Interest	606,217
Investments sold	2,420,512
Reclaims	260,878
Other assets	45,935
Total assets	357,363,041
Liabilities
Borrowings	104,500,000
Call options written, at value (premiums received $817,123)	1,113,750
Unrealized depreciation on interest rate swaps	1,369,790
Payable for dividends	4,424,891
Accrued expenses:
Management fees	272,615
Interest on borrowings	265,993
Trustees fees	37,426
Other	71,420
Total liabilities	112,055,885
Net assets applicable to common shares	$245,307,156
Common shares outstanding	14,484,340
Net asset value (“NAV”) per common share outstanding	$16.94
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$144,843
Paid-in surplus	162,475,295
Total distributable earnings	82,687,018
Net assets applicable to common shares	$245,307,156
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

Investment Income
Dividends	$5,581,005
Interest	1,129,660
Other	30,811
Foreign tax withheld on dividend income	(185,491)
Total investment income	6,555,985
Expenses
Management fees	1,620,560
Interest expense on borrowings	1,639,885
Custodian fees	38,712
Trustees fees	4,964
Professional fees	20,027
Shareholder reporting expenses	16,225
Shareholder servicing agent fees	142
Stock exchange listing fees	3,403
Investor relations expenses	7,982
Other	10,961
Total expenses	3,362,861
Net investment income (loss)	3,193,124
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	12,566,580
Options written	(1,053,778)
Swaps	140,143
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,020,498
Options written	(279,335)
Swaps	(2,638,773)
Net realized and unrealized gain (loss)	39,755,335
Net increase (decrease) in net assets applicable to common shares from operations	$42,948,459

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$3,193,124	$6,194,728
Net realized gain (loss) from:
Investments and foreign currency	12,566,580	14,416,858
Options written	(1,053,778)	612,773
Swaps	140,143	53,245
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,020,498	(52,791,306)
Options written	(279,335)	(124,216)
Swaps	(2,638,773)	615,263
Net increase (decrease) in net assets applicable to common shares from operations	42,948,459	(31,022,655)
Distributions to Common Shareholders
Dividends	(8,980,291)	(17,910,964)
Return of capital	—	(1,498,052)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,980,291)	(19,409,016)
Net increase (decrease) in net assets applicable to common shares	33,968,168	(50,431,671)
Net assets applicable to common shares at the beginning of period	211,338,988	261,770,659
Net assets applicable to common shares at the end of period	$245,307,156	$211,338,988

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$42,948,459
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(37,403,886)
Proceeds from sales and maturities of investments	43,134,036
Proceeds from (Purchases of) short-term investments, net	(1,848,817)
Proceeds from (Payments for) closed foreign currency spot contracts	(185)
Premiums received for options written	4,801,511
Cash paid for terminated options written	(5,300,975)
Proceeds from litigation settlement	264
Amortization (Accretion) of premiums and discounts, net	278,342
(Increase) Decrease in:
Receivable for dividends	(342,160)
Receivable for interest	(19,762)
Receivable for investments sold	(2,224,288)
Receivable for reclaims	(58,523)
Other assets	(5,133)
Increase (Decrease) in:
Accrued management fees	954
Accrued interest on borrowings	229,657
Accrued Trustees fees	(3,413)
Accrued other expenses	(29,704)
Net realized (gain) loss from:
Investments and foreign currency	(12,566,580)
Options written	1,053,778
Paydowns	(337)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(31,020,498)
Options written	279,335
Swaps	2,638,773
Net cash provided by (used in) operating activities	4,540,848
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(4,555,400)
Net cash provided by (used in) financing activities	(4,555,400)
Net Increase (Decrease) in Cash	(14,552)
Cash at the beginning of period	14,552
Cash at the end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,410,228

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2019(e)	$14.59	$0.22	$2.75	$2.97	$(0.62)	$—	$—	$(0.62)	$16.94	$16.62
2018	18.07	0.43	(2.57)	(2.14)	(0.43)	(0.81)	(0.10)	(1.34)	14.59	13.40
2017	15.50	0.50	3.31	3.81	(0.53)	—	(0.71)	(1.24)	18.07	17.58
2016	15.67	0.54	0.53	1.07	(0.54)	—	(0.70)	(1.24)	15.50	13.93
2015	17.31	0.53	(0.88)	(0.35)	(1.29)	—	—	(1.29)	15.67	13.91
2014	17.18	0.66	0.69	1.35	(1.22)	—	—	(1.22)	17.31	16.15

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019(e)	$104,500	$3,347
2018	104,500	3,022
2017	116,000	3,257
2016	105,000	3,139
2015	100,000	3,270
2014	110,000	3,279

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

20.44%	28.78%	$245,307	2.87	%*	2.72	%*	11%
(12.50)	(17.09)	211,339	2.75		2.47		14
25.24	36.10	261,771	2.25		2.95		16
6.93	9.22	224,544	2.05		3.46		19
(2.06)	(6.04)	226,952	1.98		3.11		23
7.98	11.33	250,655	1.95		3.80		32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019(e)	1.40	%*
2018	1.25
2017	0.77
2016	0.53
2015	0.46
2014	0.44

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund’s investments in interest rate swap contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Notes to Financial Statements (continued)

(Unaudited)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$201,181,079	$65,976,557	**	$—	$267,157,636
$1,000 Par (or similar) Institutional Preferred	—	35,794,232		—	35,794,232
$25 Par (or similar) Retail Preferred	29,006,312	1,638,002	**	—	30,644,314
Corporate Bonds	—	7,201,659		—	7,201,659
Convertible Preferred Securities	5,251,783	—		—	5,251,783
Convertible Bonds	—	472,882		—	472,882

Short-Term Investments:
Repurchase Agreements	—	6,678,784		—	6,678,784

Investments in Derivatives:
Options Written	(1,113,750)	—		—	(1,113,750)
Interest Rate Swaps***	—	(1,369,790)		—	(1,369,790)
Total	$234,325,424	$116,392,326		$—	$350,717,750
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$32,588,494	9.2%
France	19,718,422	5.6
Japan	14,426,756	4.1
Canada	12,648,012	3.6
Germany	9,489,918	2.7
Netherlands	6,801,368	1.9
Spain	5,565,433	1.6
China	4,981,379	1.4
Hong Kong	4,253,950	1.2
Other	7,861,459	2.2
Total non-U.S securities	$118,335,191	33.5%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Notes to Financial Statements (continued)

(Unaudited)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,678,784	$(6,678,784)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance risk-adjusted returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(70,062,500)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(1,113,750)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(1,053,778)	$(279,335)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a cleaning house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In

Notes to Financial Statements (continued)

(Unaudited)

certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$52,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,369,790)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,369,790)	$(1,369,790)	$—	$1,185,546	$(184,244)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$140,143	$(2,638,773)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in common shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $37,403,886 and $43,134,036, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$274,995,229
Gross unrealized:
Appreciation	$88,302,879
Depreciation	(10,096,818)
Net unrealized appreciation (depreciation) of investments	$78,206,061

Tax cost of options written	$(1,113,750)
Net unrealized appreciation (depreciation) of options written	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(1,369,790)

Permanent differences, primarily due to treatment of notional principal contracts, real estate investment trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2018, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

Notes to Financial Statements (continued)

(Unaudited)

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$6,175,795
Distributions from net long-term capital gains	11,735,169
Return of capital	1,498,052

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund's last tax year ended December 31, 2018, the Fund utilized $2,891,580 of its capital loss carryforward.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for the Fund was 0.1577%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $125,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $104,500,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed. The Fund also charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $104,500,000 and 3.12%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $92,648,322. During the current fiscal period, the Fund earned Rehypothecation Fees of $30,811, which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Notes to Financial Statements (continued)

(Unaudited)

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

10. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Index: The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12.5% of the return of the BofAML DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12.5% of the return of the BofAML Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (the “Sub-Advisory Agreements”) with each of Nuveen Asset Management, LLC (“NAM”), NWQ Investment Management Company, LLC (“NWQ”) and Santa Barbara Asset Management, LLC (“Santa Barbara,” and NAM, NWQ and Santa Barbara each a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as the sub-advisers to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreements on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or a Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•	Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•	Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the Fund’s portfolio or a portion thereof. The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the Nuveen funds sub-advised by each Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance information reflecting the first quarter of 2019. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its blended benchmark over the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile of its Performance Peer Group for the three-year period and third quartile for the five-year period. The Board noted the Fund’s performance improved in the first quarter of 2019 with the Fund ranking in the second quartile of the Performance Peer Group for the one-year period ended March 29, 2019, the first quartile for the three-year period ended March 29, 2019 and the third quartile for the five-year period ended March 29, 2019. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), which included the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than its respective peer average. The Independent Board Members noted that the net expense ratio was higher than the average of the Peer Universe generally because of differences between the Fund and the peers which limited the usefulness of the comparative data. In this regard, although the Fund was classified in the Income and Preferred Stock category, a significant portion of the Fund’s portfolio is invested in common stock. Given the foregoing, the Independent Board Members were satisfied with the explanation for the differential. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts; sub-advised funds outside the Nuveen family (with respect to NAM and NWQ); foreign investment companies offered by Nuveen; and collective investment trusts (with respect to NAM and NWQ). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to the Sub-Advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Advisers and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Advisers’ fees are essentially for portfolio management services and therefore more comparable to the fees they receive for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. The Independent Board Members reviewed the Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2018. With respect

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Advisers engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for the Sub-Advisers when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Advisers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Advisers to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-G-0619D 915390-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019